POWER OF ATTORNEY

For Executing Forms 3, 4, 5 and 144

       The undersigned hereby constitutes and
Appoints each of Nicole McDaniel, Beth Taylor, and Fernanda Beraldi, signing singly, as the undersigned's true and lawful attorney-in
-fact, for such period of time that the
Undersigned is required to file reports
pursuant to Section 16(a) of the Securities
Exchange Act of 1934,as amended (the
"Exchange Act"), or Rule 144 of the
Securities Act of 1933, as amended
the "Securities Act"), due to his
affiliation with Inotiv, Inc., an
Indiana corporation, unless earlier
revoked by the undersigned in
a signed writing delivered to the
foregoing attorneys-in-fact, to:

1) execute for and on behalf of the
undersigned Form ID, Forms 3, 4, 5 and
144 and any amendments to previously
filed forms in accordance with Section
16(a) of the Exchange Act or Rule 144
of the Securities Act and the rules
thereunder;

2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form ID, Forms 3, 4, 5 and 144 and the timely filing of such form with the United States
Securities and Exchange Commission
and any other authority as required
by law; and

3) take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of
such attorney-in-fact, may be of
benefit to, in the best interest of
or legally required by the undersigned,
it being understood that the documents
executed by such attorney-in-fact on
behalf of the undersigned pursuant to
this Power of Attorney shall be in such
form and shall contain such terms and
conditions as such attorney-in-fact
may approve in his discretion.

       The undersigned hereby grants to
each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.
The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving
in such capacity at the request of the
undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act or Rule 144 of the Securities Act.

        IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to
be executed as of this 26th day of
January, 2023.


/s/ David Landman
David Landman